UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

March 30, 2023

(Date of Report (Date of earliest event reported))

Verde Resources, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55276	32-0457838
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

2 Cityplace Drive, Suite 200, St. Louis, MO 63141

(Address of principal executive offices)

(323) 538-5799

(Registrant’s telephone number)

__________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 504 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-25 of the Securities Exchange Act of 1934 (§240.12b-2 of this Chapter).

                                                                                                                                                                                     Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 30, 2023, the following changes were made to the Board of Directors (the “Board”) of Verde Resources, Inc (the “Company”):

Carl Craven voluntarily resigned from his position as Director of the Company.

There have been no disagreements between the Company and Mr. Craven known to an executive officer of the Company on any matter relating to the Company’s operations, policies or practices. Mr. Craven was provided a copy of the disclosures made herein no later than the date of filing on this Form 8-K and has been provided with the opportunity to furnish the Company with a letter addressed to the Company stating whether or not he agrees with the statements made herein. Any letter received by the Company from Mr. Craven will be filed as an exhibit to this form 8-K by way of amendment within 3 business days of receipt.

By resolution of the Board, Jack Wong was appointed Director of the Company for a one (1) year term, effective March 30, 2023. Mr. Wong will hold the Board position formerly held by Carl.

The Company believes that the education, business and operational experience of the elected director give him the qualifications and skills necessary to serve as Director of the Company.

Mr. Jack Wong (39)

2014 - 2020	Managing Director, Scuba Tiger Resort & Tours Sdn Bhd
2020 – 2022	Chief Executive Officer, The Wision Project Sdn Bhd
2022 – Present	President and CEO of Verde Resources, Inc.

Mr. Wong was appointed President and CEO of the Company in October 2022. Prior to that, Mr. Wong served as the CEO of The Wision Project Sdn Bhd, a subsidiary which was acquired by the Company in March 2022. Mr. Wong also previously built and ran a seaside dive resort – Scuba Tiger, which is located 45 minutes away from one of the world's best dive spots – Sipadan island, in Sabah, Borneo, where he hosted scuba divers from all over the world, until the pandemic hit in 2020.

Item 9.01 Financial Statements and Exhibits

The Letter of Resignation of Carl Craven is attached hereto as Exhibit 17.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERDE RESOURCES, INC.

/s/ Jack Wong
Jack Wong
President and CEO

Date: April 4, 2023

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